                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):   (August 21, 2003)
                                                             August 22, 2003
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                       ATCHISON CASTING CORPORATION
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               (Exact name of registrant as specified in charter)

        Kansas                     1-12541                  48-1156578
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(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                       Identification Number)

               400 South Fourth Street, Atchison, KS 66002
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               (Address of Principal Executive Offices) (Zip Code)

                              (913) 367-2121
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              (Registrant's telephone number, including area code)

                              Not Applicable
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         (Former name or former address, if changed since last report)

Item 5. Other Events.

     Atchison Casting Corporation and Clarke Casting LLP jointly issued a press release announcing the sale of substantially all of the assets of The G&C
Foundry Company and Canada Alloy Castings, Ltd. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     On August 4, 2003, Atchison Casting Corporation and its U.S. Subsidiaries
(other than The G&C Foundry Company) filed a voluntary petition for reorganization. ACC's Canadian and U.K. operations have not been included in any bankruptcy filings.

     ACC intends to sell its remaining businesses and assets as going concerns for the highest value. At this time, it appears unlikely that any funds will be available for stockholders.

     This current report contains forward-looking statements that involve risks and uncertainties. Such statements include the Company's expectations as to future performance and contingent obligations. Among the factors that could cause actual results to differ materially from the forward looking statements are the following: the need for bankruptcy court approvals, the ability to successfully complete proposed sales of business operations, access to cash collateral, the adequacy of and compliance with the DIP financing, stability of customer demand and supplier support, the many uncertainties involved in operating a business in a Chapter 11 bankruptcy environment, the re-audit of any financial statements, the sale of subsidiaries for which offers are being solicited, costs of closing or selling foundries, the results of the liquidation of Fonderie d'Autun, the amount of any claims made against Fonderie d'Autun's prior owner which are the subject of certain guarantees, business conditions and the state of the general economy in Europe and the U.S., particularly the capital goods industry, the strength of the U.S. dollar, British pound sterling and the Euro, interest rates, utility rates, the availability of labor, the successful conclusion of union contract negotiations, the results of any litigation arising out of the accident at Jahn Foundry, results of any regulatory proceedings arising from the accounting irregularities at the
Pennsylvania Foundry Group, the competitive environment in the casting industry and changes in laws and regulations that govern the Company's business, particularly environmental regulations.

Item 7. Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibit is filed herewith:

         99.1     Press Release dated August 21, 2003.

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2003

                                   Atchison Casting Corporation

                                   By:      /s/ Kevin T. McDermed
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                                            Kevin T. McDermed
                                            Chief Financial Officer